UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2018

GENERAL DYNAMICS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-3671	13-1673581
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2941 Fairview Park Drive, Suite 100, Falls Church, Virginia	22042-4513
(Address of Principal Executive Offices)	(Zip Code)

(703) 876-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

On May 11, 2018, General Dynamics Corporation (the “Corporation”) completed the sale of an aggregate of $7.5 billion principal amount of notes as follows:

•	$500 million aggregate principal amount of Floating Rate Notes due 2020,

•	$500 million aggregate principal amount of Floating Rate Notes due 2021,

•	$2 billion aggregate principal amount of 2.875% Fixed Rate Notes due 2020,

•	$2 billion aggregate principal amount of 3.000% Fixed Rate Notes due 2021,

•	$750 million aggregate principal amount of 3.375% Fixed Rate Notes due 2023,

•	$750 million aggregate principal amount of 3.500% Fixed Rate Notes due 2025, and

•	$1 billion aggregate principal amount of 3.750% Fixed Rate Notes due 2028.

The notes were sold pursuant to an underwriting agreement dated May 8, 2018, among the Corporation, the Guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and RBC Capital Markets, LLC, as representatives of the underwriters named therein.

The notes were issued pursuant to the First Supplemental Indenture, dated as of May 11, 2018, under the Indenture, dated as of March 22, 2018, among the Corporation, the Guarantors named therein and The Bank of New York Mellon, as Trustee.

The offering of the notes was registered pursuant to the Corporation’s Registration Statement on Form S-3ASR (Registration No. 333-223853), which was previously filed with the Securities and Exchange Commission on March 22, 2018.

Copies of the Underwriting Agreement and the First Supplemental Indenture are filed as exhibits hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	1.1	Underwriting Agreement, dated May 8, 2018, among General Dynamics Corporation, the Guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and RBC Capital Markets, LLC, as representatives of the underwriters named therein.

	4.1	First Supplemental Indenture, dated as of May 11, 2018, among General Dynamics Corporation, the Guarantors named therein and The Bank of New York Mellon, as Trustee (includes forms of Floating Rate Notes due 2020, Floating Rate Notes due 2021, 2.875% Notes due 2020, 3.000% Notes due 2021, 3.375% Notes due 2023, 3.500% Notes due 2025 and 3.750% Notes due 2028).

	5.1	Opinion of Jenner & Block LLP.

	23.1	Consent of Jenner & Block LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL DYNAMICS CORPORATION

	by	/s/ William A. Moss
William A. Moss
Vice President and Controller
Dated: May 11, 2018		(Authorized Officer and Chief Accounting Officer)